Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

It is the policy of the board of directors and the compensation committee not to take material, non-public information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material, nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

We generally make awards on pre-determined dates. Typically, annual equity awards to our executive officers are made on the first trading day of the month following approval of such awards, which approval generally occurs at the regularly-scheduled board of directors or compensation committee (as applicable) meeting in February. New hire grants to executive officers are generally effective as of the date of hire. During 2025, we did not grant stock options to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material, nonpublic information.

Award Timing Method	Typically, annual equity awards to our executive officers are made on the first trading day of the month following approval of such awards, which approval generally occurs at the regularly-scheduled board of directors or compensation committee (as applicable) meeting in February. New hire grants to executive officers are generally effective as of the date of hire.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false